Janus Investment Fund

Janus Adaptive Global Allocation Fund	Janus International Equity Fund
Janus Asia Equity Fund	Janus Multi-Sector Income Fund
Janus Balanced Fund	Janus Overseas Fund
Janus Contrarian Fund	Janus Real Return Fund
Janus Diversified Alternatives Fund	Janus Research Fund
Janus Emerging Markets Fund	Janus Short-Term Bond Fund
Janus Enterprise Fund	Janus Triton Fund
Janus Flexible Bond Fund	Janus Twenty Fund
Janus Fund	Janus Venture Fund
Janus Global Allocation Fund – Conservative	INTECH Emerging Markets Managed Volatility Fund
Janus Global Allocation Fund – Growth	INTECH Global Income Managed Volatility Fund
Janus Global Allocation Fund – Moderate	INTECH International Managed Volatility Fund
Janus Global Bond Fund	INTECH U.S. Core Fund
Janus Global Life Sciences Fund	INTECH U.S. Managed Volatility Fund
Janus Global Real Estate Fund	Perkins Global Value Fund
Janus Global Research Fund	Perkins International Value Fund
Janus Global Select Fund	Perkins Large Cap Value Fund
Janus Global Technology Fund	Perkins Mid Cap Value Fund
Janus Global Unconstrained Bond Fund	Perkins Select Value Fund
Janus Growth and Income Fund	Perkins Small Cap Value Fund
Janus High-Yield Fund	Perkins Value Plus Income Fund

(each, a “Fund” and collectively, the “Funds”)

Class D Shares

Supplement dated May 27, 2016

to Currently Effective Prospectuses

Prospectus Changes

Effective with market close on June 30, 2016, the information below replaces in its entirety the corresponding information found in the Prospectus for each Fund.

1.	The following replaces in its entirety the corresponding information found under “Paying for Shares” in the Shareholder’s Manual section of the Prospectus:

•

If all or a portion of a purchase is received for investment without a specific fund designation, for investment in one of our closed funds, or for investment in a fund that is not yet available for public sale, the undesignated amount or entire investment, as applicable, will be invested in Janus Government Money Market Fund. For investments without a specific fund designation, where you own a single Fund account with a current balance greater than zero, the investment will be applied to that Fund account. For investments without a specific fund designation, where you own two or more Fund accounts with current balances greater than zero, and for investments in closed funds, unless you later direct Janus to (i) buy shares of another Janus fund or (ii) sell shares of Janus Government Money Market Fund and return the proceeds (including any dividends earned) to you, Janus will treat your inaction as approval of the purchase of Janus Government Money Market Fund. If you hold shares of a closed fund and submit an order directly to Janus for your account in that closed fund, your account must be open and your order must clearly indicate that you are currently a shareholder of the closed fund, or your money will be invested in Janus Government Money Market Fund. If you submit an order to buy shares of a fund that is not yet available for investment (during a subscription period), your investment will be held in Janus Government Money

Market Fund until the new fund’s commencement of operations. At that time, your investment (including any dividends) will be automatically exchanged from Janus Government Money Market Fund to the new fund. All orders for purchase, exchange, or redemption will receive the NAV as described under “Policies in Relation to Transactions.”

2.	The following replaces in its entirety the second bullet found under “Exchanges” in the Shareholder’s Manual section of the Prospectus:

•	You may generally exchange Shares of a Fund for Shares of the same class of any other fund in the Trust, with the exception of the Janus money market funds. Only accounts held by individual investors will be allowed to exchange to Janus Money Market Fund; all other account types can only exchange to Janus Government Money Market Fund.

3.	The following replaces in its entirety the corresponding information found under “Payment of Redemption Proceeds” in the Shareholder’s Manual section of the Prospectus:

Generally, orders to sell Shares may be initiated at any time at janus.com/individual, by telephone, or in writing. Certain accounts may require a written request. If the Shares being sold were purchased by check or automated investment, the Funds can delay the payment of your redemption proceeds for up to 15 days from the day of purchase to allow the purchase to clear. In addition, there may be a delay in the payment of your redemption proceeds if you request a redemption by electronic transfer and your bank information is new. Unless you provide alternate instructions, your proceeds will be invested in Shares of Janus Government Money Market Fund during the 15-day hold period.

Please retain this Supplement with your records.